SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 28, 2000
(Date of earliest event reported)

Commission File Nos.:   333-68951



                       GE Capital Mortgage Services, Inc.
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        New Jersey                                                    21-0627285
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(States of Incorporation)                                      (I.R.S. Employer
                                                            Identification Nos.)

Three Executive Campus
Cherry Hill, New Jersey                                             08002
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Addresses of principal executive offices                          (Zip Codes)



                                 (856) 661-6100
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               Registrants' Telephone Numbers, including area code



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            (Former names, former addresses and former fiscal years,
                          if changed since last report)





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ITEM 5.     Other Events

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Banc of America Securities LLC.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                Computational Materials
                                          prepared by Banc of
                                          America Securities LLC
                                          in connection with GE
                                          Capital Mortgage
                                          Services, Inc., REMIC
                                          Mortgage Pass- Through
                                          Certificates, Series
                                          2000-4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GE CAPITAL MORTGAGE SERVICES, INC.


April 28, 2000

                                   By:      /s/ Al Gentile
                                      -------------------------------
                                      Name:  Al Gentile
                                      Title: Designated Officer

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------
   (99)                  Computational Materials                      P
                         prepared by Banc of America
                         Securities LLC in connection
                         with GE Capital Mortgage
                         Services, Inc., REMIC Mortgage
                         Pass-Through Certificates,
                         Series 2000-4.